UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) March 16, 2021 (March 8, 2021)

iCoreConnect, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

000-52765	13-4182867
(Commission File Number)	(IRS Employer Identification No.)

13506 Summerport Parkway #160, Windermere, FL	34786
(Address of Principal Executive Offices)	(Zip Code)

888-810-7706

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On March 9, 2021, iCoreConnect Inc. (OTCQB: ICCT) (the “Company”) announced the appointment of Hal Goetsch as Chief Financial Officer. Mr. Goetsch will report directly to the Chief Executive Officer.

Mr. Goetsch was previously Chief Financial Officer at DigniFi, a subscription-based fintech company. Prior to that role he spent 20 years as an equity investment manager at firms including Citadel LLC, Alydar Capital, and the Boston Company Asset Management. Mr. Goetsch also advises start-ups in the SaaS sector.

Mr. Goetsch is a former U.S. Navy nuclear power trained submarine officer. He earned a Master of Business Administration at Harvard Business School and a Bachelor of Science in Industrial Management at Purdue University.

Item 7.01. Regulation FD Disclosure.

A copy of the press release announcing the appointment of Mr. Goetsch is attached to this Form 8-K as Exhibit 99.1. A copy of the press release is also available on the Company website at www.icoreconnect.com/press-releases.

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Description

99.1	Press release dated March 9, 2021

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

iCoreConnect, Inc.
(Registrant)

Dated: March 16, 2021	By:	/s/ Robert McDermott
Robert McDermott
President and Chief Executive Officer

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